Dreyfus Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 125 basis points. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the overall market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Massachusetts Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 0.03% total return(1) over the 12-month period ended March 31, 2000. This compares with a total return of -0.93% for the Lipper Massachusetts Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute the fund' s absolute performance to a rising interest-rate environment, which caused most municipal bond prices to decline. However, the fund' s favorable relative performance compared to that of its category average was attributable to the fund's security selection strategy, which was designed to take advantage of potentially attractive values created during the municipal market' s decline. As a result, negative returns produced during the fourth quarter of 1999 were offset during the market rally that ensued during the first quarter of 2000.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these objectives, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns -- which includes both tax-exempt income and price changes over time -- with the least risk.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during most of 1999, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Municipal bond prices also fell during the second half of 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall
demand    and    drove    municipal    bond    prices    down.

During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, including bonds from Massachusetts issuers, and especially among longer term bonds. The fund benefited from this environment.

What is the fund's current strategy?

In an environment characterized by a relative scarcity of tax-exempt bonds from Massachusetts issuers, we began to modestly extend the portfolio's average duration. Earlier this year, as rates began to peak, we took a more constructive view of the market and found values further out on the yield curve, at 10-15
years,    where    we    were    able    to    lock    in

paper at attractive yields. This is in contrast to our strategy during much of 1999, when we focused on shorter term securities in order to mitigate the adverse consequences of price erosion that typically accompany rising interest rates. The current consensus leads us to believe that most of the Federal Reserve Board' s rate hikes are in place. However, we do expect that further tightenings will occur. Nevertheless, at current levels the municipal market remains attractive. In fact, because of unusual supply-and-demand factors in the U.S. Treasury securities market, some 30-year municipal bonds at times
provided    higher    yields    than    30-year    U.S.    Treasury    bonds.

Our security selection strategy has continued to focus on high quality bonds from well-known issuers because these securities tend to enjoy the greatest level of liquidity and credit quality. We have also recently begun to reduce our exposure to discount bonds -- those selling at less than par value -- by taking profits in securities that have performed well during the first quarter of 2000.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts
Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92            0.03%              4.98%             5.30%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/92 IS USED AS THE BEGINNING VALUE ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--82.2%

Barnstable 4.50%, 3/15/2015                                                                   1,000,000                 885,360

Boston 5.75%, 2/1/2013                                                                        1,000,000               1,037,550

Boston Industrial Development Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2030                                                   1,000,000                1,009,990

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,006,800

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,583,518

Lawrence 5%, 9/15/2002                                                                        1,030,000                1,033,389

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,575,288

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,014,470

Lynn 5%, 1/15/2006                                                                            1,185,000                1,190,522

Massachusetts Bay Transportation Authority

  (General Transportation System):

      6%, 3/1/2005                                                                              970,000                1,009,207

      6%, 3/1/2005 (Prerefunded 3/1/2003)                                                        30,000  (a)              31,528

      6%, 3/1/2006                                                                            1,230,000                1,278,622

      6%, 3/1/2006 (Prerefunded 3/1/2003)                                                        20,000  (a)              21,019

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,026,800

Massachusetts Commonwealth:

   5.79%, 9/1/2005                                                                            1,000,000  (b)           1,013,580

   5.40%, 11/1/2006                                                                           2,000,000                2,055,040

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,610,385

   5%, 8/1/2017                                                                               1,000,000                  927,110

   Consolidated Loan:

      5.75%, 5/1/2003                                                                           500,000                  514,955

      5.30%, 7/1/2006                                                                         1,750,000                1,786,680

Massachusetts Developmental Finance Agency, RRR

   (Ogden Haverhill) 6.70%, 12/1/2014                                                           825,000                  838,315

Massachusetts Educational Financing Authority,

  Education Loan Revenue

   5.70%, 7/1/2011 (Insured; AMBAC)                                                           1,780,000                1,809,673

Massachusetts Health and

  Educational Facilities Authority, Revenue:

    (Bentley College):

         5.50%, 7/1/2003 (Insured; MBIA)                                                        260,000                  265,749

         5.50%, 7/1/2003 (Insured; MBIA, Prerefunded 7/1/2002)                                  240,000  (a)             248,438

      (Cape Cod Health System)

         5%, 11/15/2002

         (Insured; College Construction Loan Insurance Association)                           1,000,000                1,005,430

      (Caritas Christi Obligation Group) 5.25%, 7/1/2005                                      1,000,000                  953,060

      (Central New England Health Systems)

         5.75%, 8/1/2003                                                                        725,000                  701,720

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and

  Educational Facilities Authority, Revenue (continued):

      (Faulkner Hospital) 5.75%, 7/1/2003                                                     1,850,000                1,882,708

      (Hallmark Health System) 5.25%, 7/1/2010 (Insured; FSA)                                 2,055,000                2,045,978

      (Massachusetts General Hospital)

         6%, 7/1/2004 (Insured; AMBAC)                                                        1,875,000                1,946,194

      (New England Medical Center Hospitals)

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,359,895

      (Partners Healthcare System)

         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                  973,260

Massachusetts Housing Finance Agency, Housing Projects

   6.30%, 10/1/2013                                                                           2,000,000                2,049,840

Massachusetts Industrial Finance Agency, Revenue:

  (Combined Jewish Philanthropies)

      5.65%, 2/1/2003 (Insured; AMBAC)                                                          795,000                  814,016

   (Ogden Haverhill Project) 5.45%, 12/1/2012                                                 1,000,000                  917,410

   (Refusetech, Inc. Project) 6.15%, 7/1/2002                                                 1,800,000                1,828,260

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Systems Revenue:

      5.875%, 7/1/2003                                                                          500,000                  512,100

      6.75%, 7/1/2008                                                                         1,000,000                1,046,960

Massachusetts Port Authority, Revenue:

   5.10%, 7/1/2010                                                                            1,175,000                1,159,878

   (United Airlines, Inc. Project) 5.75%, 10/1/2029                                           1,000,000                  999,160

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

    (Pool Loan Program):

         5.25%, 2/1/2008                                                                      1,000,000                1,019,540

         5.70%, 2/1/2012                                                                      2,260,000                2,326,331

New Bedford 5.60%, 3/1/2003                                                                     600,000                  608,250

New England Education Loan Marketing Corp.,
   Student Loan Revenue:

      6%, 3/1/2002                                                                              500,000                  508,320

      6.90%, 11/1/2009                                                                        1,000,000                1,080,470

Pioneer Valley Transit Authority, COP
   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,270,628

Plymouth County, COP (Correctional Facility Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,417,470

Worcester 6%, 8/1/2003                                                                          545,000                  560,238



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--16.9%

Guam Airport Authority, Revenue 6%, 10/1/2000                                                 1,100,000                1,106,919

Guam Government, LOR (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                  975,790

Puerto Rico Commonwealth:

   5.375%, 7/1/2005                                                                           1,000,000                1,020,980

   (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,032,540

      5.25%, 7/1/2014 (Insured; FSA)                                                          1,000,000                1,006,410

Puerto Rico Electric Power Authority, Power Revenue

   5.50%, 7/1/2008                                                                            1,000,000                1,028,950

Puerto Rico Industrial Tourist, Educational,

  Medical and Environmental Control Facilities

  Financing Authority, Industrial Revenue

   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,000,000                  919,090

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                  965,183

   5.625%, 10/1/2010                                                                          1,000,000                  992,580

Virgin Islands Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,000,000                1,007,950

   5.125%, 7/1/2011                                                                           1,000,000                  981,490
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $64,533,300)                                                              99.1%               64,798,986

CASH AND RECEIVABLES (NET)                                                                          .9%                  576,053

NET ASSETS                                                                                       100.0%               65,375,039

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CGIC                      Capital Guaranty

                             Insurance Company

COP                       Certificate of Participation
FSA                       Financial Security Assurance

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.4

AA                               Aa                              AA                                               26.8

A                                A                               A                                                 6.3

BBB                              Baa                             BBB                                              23.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.5

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000 THIS SECURITY
AMOUNTED TO $1,013,580 OR 1.6% OF NET ASSETS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  64,533,300  64,798,986

Interest receivable                                                     928,021

Prepaid expenses                                                          2,380

                                                                     65,729,387
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,460

Cash overdraft due to Custodian                                         289,202

Accrued expenses                                                         37,686

                                                                        354,348
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,375,039
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      67,785,094

Accumulated net realized gain (loss) on investments                 (2,675,741)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                265,686
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,375,039
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 4,984,395

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    13.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,465,059

EXPENSES:

Management fee--Note 3(a)                                              398,003

Shareholder servicing costs--Note 3(b)                                 105,693

Professional fees                                                       42,551

Trustees' fees and expenses--Note 3(c)                                  21,560

Prospectus and shareholders' reports                                    11,463

Custodian fees                                                           6,805

Registration fees                                                        6,679

Loan commitment fees--Note 2                                               753

Miscellaneous                                                           11,525

TOTAL EXPENSES                                                         605,032

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (73,608)

NET EXPENSES                                                           531,424

INVESTMENT INCOME--NET                                               2,933,635
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (103,781)

Net unrealized appreciation (depreciation) on investments          (2,886,397)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,990,178)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (56,543)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                              ----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,933,635            2,865,319

Net realized gain (loss) on investments         (103,781)              258,705

Net unrealized appreciation (depreciation)
   on investments                             (2,886,397)              308,345

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (56,543)            3,432,369
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,933,635)          (2,865,319)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  17,678,602          14,119,601

Dividends reinvested                            2,051,261           2,146,529

Cost of shares redeemed                      (22,321,744)         (11,561,676)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,591,881)           4,704,454

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,582,059)           5,271,504
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            70,957,098           65,685,594

END OF PERIOD                                  65,375,039           70,957,098
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,333,950            1,026,555

Shares issued for dividends reinvested            155,113              156,366

Shares redeemed                               (1,678,806)            (842,796)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (189,743)              340,125

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended March 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.71          13.59         13.07          13.15         12.81

Investment Operations:

Investment income--net                                            .59            .58           .59            .58           .59

Net realized and unrealized
   gain (loss) on investments                                    (.59)           .12           .52           (.08)          .34

Total from Investment Operations                                   --            .70          1.11            .50           .93

Distributions:

Dividends from investment income--net                           (.59)           (.58)         (.59)          (.58)         (.59)

Net asset value, end of period                                 13.12           13.71         13.59          13.07         13.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 .03            5.25          8.63           3.98          7.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .80             .80           .80            .80           .75

Ratio of net investment income
   to average net assets                                        4.42            4.25          4.39           4.42          4.45

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                       .11             .09           .06            .10           .14

Portfolio Turnover Rate                                        15.05           13.04         29.22          23.45         31.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         65,375          70,957        65,686         61,931        68,129

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market
conditions.    Options    and    financial     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $2,534,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,228,000 of the carryover expires in fiscal 2004 and $306,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through March 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $73,608 during the period ended March 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal
services    relating    to    shareholder     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $63,154 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $28,592 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2000, redemption fees retained by the fund amounted to $30.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $9,713,630 and $12,374,452, respectively.

At March 31, 2000, accumulated net unrealized appreciation on investments was $265,686, consisting of $949,058 gross unrealized appreciation and $683,372 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Massachusetts Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 1, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

Dreyfus Massachusetts Intermediate

Municipal Bond Fund

200 Park Avenue

New York, NY 10166

  Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

  Custodian

The Bank of New York

100 Church Street

New York, NY 10286

  Transfer Agent &

  Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

  Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   268AR003